First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data

                                                                             2003
                                                  ---------------------------------------------------------
                                                      As of         Third          Second         First
                                                   September 30,   Quarter        Quarter        Quarter
                                                  -------------  ------------   ------------   ------------
-------------------------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
-------------------------------------------------------------------------------------------------------------
Total assets                                    $    3,533,430     3,533,430      3,561,646      3,603,432
Total interest-earning assets                   $    3,196,095     3,196,095      3,250,975      3,293,147
Fed funds and other short-term investments      $      134,482       134,482        159,675        392,956
Securities, at amortized cost                   $      753,193       753,193        806,552        666,750
Loans:
   Real estate loans:
    One-to four-family                          $      962,259       962,259        983,984        992,949
    Home equity                                 $      176,136       176,136        168,568        167,087
    Multi-family                                $      208,041       208,041        186,347        171,582
    Commercial real-estate                      $      422,770       422,770        402,528        377,878
    Construction                                $      106,835       106,835        116,141        117,324
                                                  -------------  ------------   ------------   ------------
      Total real estate loans                   $    1,876,041     1,876,041      1,857,568      1,826,820
                                                  -------------  ------------   ------------   ------------

   Commercial business loans                    $      225,561       225,561        221,316        208,137
   Consumer loans                               $      200,824       200,824        197,087        188,260
   Net deferred costs and discounts             $        8,336         8,336          8,556          7,965
                                                  -------------  ------------   ------------   ------------
      Total loans                               $    2,310,762     2,310,762      2,284,527      2,231,182
Goodwill and other intangibles                  $      115,084       115,084        107,803        107,048

Total interest-bearing liabilities              $    2,595,908     2,595,908      2,641,372      2,706,561

Deposits:
   Interest-bearing deposits:
    Savings accounts                            $      646,284       646,284        666,003        688,597
    Interest-bearing checking                   $      540,999       540,999        540,274        511,941
    Certificates of deposit                     $      973,070       973,070        982,903      1,054,996
    Mortgagors' payments held in escrow         $        9,827         9,827         16,925          9,317
   Noninterest-bearing deposits                 $      149,088       149,088        149,134        133,946
                                                  -------------  ------------   ------------   ------------
      Total deposits                            $    2,319,268     2,319,268      2,355,239      2,398,797
Stock subscription proceeds                     $          N/A           N/A            N/A            N/A

Short-term borrowings                           $       85,020        85,020         67,564         63,980
Long-term borrowings                            $      340,708       340,708        367,703        377,730
Stockholders' equity                            $      723,047       723,047        718,390        711,646
Tangible equity (1)                             $      607,963       607,963        610,587        604,598
Fair value adjustment included in
   stockholders' equity                         $        1,397         1,397          3,558          3,333
Common shares outstanding                               66,370        66,370         66,228         66,071
Total loans serviced for others                 $      250,082       250,082        271,401        289,341

                                                                  2002
                                                ------------------------------------------
                                                   As of         Fourth         Third
                                                 December 31,   Quarter        Quarter
                                                ------------   -----------   -------------
------------------------------------------------------------------------------------------
SELECTED FINANCIAL DATA
(Amounts in thousands)
------------------------------------------------------------------------------------------
Total assets                                      2,934,795     2,934,795       2,882,867
Total interest-earning assets                     2,676,194     2,676,194       2,617,973
Fed funds and other short-term investments           45,167        45,167         216,543
Securities, at amortized cost                       625,324       625,324         431,741
Loans:
   Real estate loans:
    One-to four-family                              927,453       927,453         926,162
    Home equity                                     136,986       136,986         134,641
    Multi-family                                    170,357       170,357         153,786
    Commercial real-estate                          303,136       303,136         302,197
    Construction                                    107,200       107,200          94,046
                                                ------------   -----------   -------------
      Total real estate loans                     1,645,132     1,645,132       1,610,832
                                                ------------   -----------   -------------

   Commercial business loans                        178,555       178,555         174,867
   Consumer loans                                   169,155       169,155         172,104
   Net deferred costs and discounts                   2,591         2,591           2,355
                                                ------------   -----------   -------------
      Total loans                                 1,995,433     1,995,433       1,960,158
Goodwill and other intangibles                       80,493        80,493          80,717

Total interest-bearing liabilities                2,468,396     2,468,396       2,425,613

Deposits:
   Interest-bearing deposits:
    Savings accounts                                632,894       632,894         634,312
    Interest-bearing checking                       467,550       467,550         484,778
    Certificates of deposit                         879,246       879,246         880,130
    Mortgagors' payments held in escrow              15,619        15,619          12,698
   Noninterest-bearing deposits                     134,160       134,160         127,614
                                                ------------   -----------   -------------
      Total deposits                              2,129,469     2,129,469       2,139,532
Stock subscription proceeds                          75,952        75,952             N/A

Short-term borrowings                                69,312        69,312          73,426
Long-term borrowings                                327,823       327,823         340,269
Stockholders' equity                                283,696       283,696         279,173
Tangible equity (1)                                 203,203       203,203         198,456
Fair value adjustment included in
   stockholders' equity                               4,230         4,230           3,675
Common shares outstanding                            25,005        25,005          24,988
Total loans serviced for others                     242,871       242,871         258,997

                                                                            2003
                                                  ---------------------------------------------------------
                                                   Year-to-Date     Third          Second         First
                                                   September 30,   Quarter        Quarter        Quarter
                                                  -------------  ------------   ------------   ------------
-------------------------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Amounts in thousands)
-------------------------------------------------------------------------------------------------------------
Total assets                                    $    3,527,113     3,540,403      3,579,903      3,460,151
Total interest-earning assets                   $    3,225,349     3,230,971      3,280,842      3,163,493
Fed funds and other short-term investments      $      248,353       167,878        282,842        295,743
Securities, at amortized cost                   $      725,223       759,271        734,489        681,051
Loans  (2)                                      $    2,238,030     2,294,650      2,250,864      2,167,176
Goodwill and other intangibles                  $      107,297       112,446        107,631        101,695
Interest-bearing liabilities:
   Savings accounts                             $      667,278       654,076        676,024        671,930
   Interest-bearing checking                    $      521,274       550,020        527,440        485,655
   Certificates of deposit                      $    1,000,488       966,017      1,021,369      1,014,610
   Mortgagors' payments held in escrow          $       17,378        22,948         16,832         12,237
   Stock subscription proceeds                  $       11,538           N/A            N/A         35,000
   Other borrowed funds                         $      433,083       425,166        436,178        438,047
                                                  -------------  ------------   ------------   ------------
    Total interest-bearing liabilities          $    2,651,039     2,618,227      2,677,843      2,657,479

Interest-bearing deposits                       $    2,206,418     2,193,061      2,241,665      2,184,432
Noninterest-bearing deposits                    $      135,331       144,914        132,895        128,000
                                                  -------------  ------------   ------------   ------------
   Total deposits                               $    2,341,749     2,337,975      2,374,560      2,312,432

Stockholders' equity                            $      685,299       719,606        716,980        618,195
Tangible equity (1)                             $      578,002       607,160        609,349        516,500
Common shares outstanding (3):
   Basic                                                66,055        66,276         66,126         65,758
   Diluted                                              67,689        68,002         67,722         67,268

                                                                   2002
                                                ------------------------------------------
                                                 Year-to-Date    Fourth         Third
                                                 December 31,   Quarter        Quarter
                                                ------------   -----------   -------------
------------------------------------------------------------------------------------------
SELECTED AVERAGE BALANCES
(Amounts in thousands)
------------------------------------------------------------------------------------------
Total assets                                      2,852,799     2,872,553       2,894,726
Total interest-earning assets                     2,597,142     2,614,851       2,638,472
Fed funds and other short-term investments          137,639       144,490         208,145
Securities, at amortized cost                       513,561       480,747         456,455
Loans  (2)                                        1,931,288     1,973,358       1,954,118
Goodwill and other intangibles                       80,866        80,639          80,784
Interest-bearing liabilities:
   Savings accounts                                 588,611       627,502         634,107
   Interest-bearing checking                        507,305       470,735         501,684
   Certificates of deposit                          883,867       878,675         877,185
   Mortgagors' payments held in escrow               17,579        15,528          22,660
   Stock subscription proceeds                        2,355         9,342             N/A
   Other borrowed funds                             414,064       409,182         411,520
                                                ------------   -----------   -------------
    Total interest-bearing liabilities            2,413,781     2,410,964       2,447,156

Interest-bearing deposits                         1,997,362     1,992,440       2,035,636
Noninterest-bearing deposits                        115,977       127,315         121,324
                                                ------------   -----------   -------------
   Total deposits                                 2,113,339     2,119,755       2,156,960

Stockholders' equity                                274,533       283,087         278,073
Tangible equity (1)                                 193,667       202,448         197,289
Common shares outstanding (3):
   Basic                                             64,445        64,647          64,543
   Diluted                                           65,883        66,194          66,080

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd)

                                                                                    2003
                                                           -------------------------------------------------------
                                                           Year-to-Date      Third        Second          First
                                                           September 30,    Quarter       Quarter        Quarter
                                                           ------------   ------------  ------------   -----------
---------------------------------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
---------------------------------------------------------------------------------------------------------------------
Interest income                                          $     127,509         41,984        42,602        42,923
Interest expense                                         $      48,347         14,836        15,976        17,535
                                                           ------------   ------------  ------------   -----------
Net interest income                                      $      79,162         27,148        26,626        25,388
Provision for credit losses                              $       5,922          1,757         2,208         1,957
                                                           ------------   ------------  ------------   -----------
Net interest income after provision for credit losses    $      73,240         25,391        24,418        23,431

Noninterest income:
   Bank service charges and fees                         $      12,335          4,289         4,246         3,800
   Lending and leasing income                            $       2,711            853           959           899
   Insurance services and fees                           $      10,758          3,818         3,631         3,309
   Bank-owned life insurance earnings                    $       2,693          1,141           799           753
   Annuity and mutual fund commissions                   $       2,124            513           859           752
   Investment advisory and fiduciary services            $         675            262           193           220
   Loss from investment securities available for sale    $         (42)           (24)           (2)          (16)
   Gain on sale of banking center                        $           -              -             -             -
   Other                                                 $         972            523           119           330
                                                           ------------   ------------  ------------   -----------
    Total noninterest income                             $      32,226         11,375        10,804        10,047

Noninterest expense:
   Salaries and benefits                                 $      37,634         13,037        12,025        12,572
   Occupancy and equipment                               $       6,984          2,284         2,259         2,441
   Technology and communications                         $       7,250          2,553         2,337         2,360
   Marketing and advertising                             $       2,664            810           786         1,068
   Amortization of other intangibles                     $       1,006            398           290           318
   Other                                                 $      10,001          3,338         3,375         3,288
                                                           ------------   ------------  ------------   -----------
    Total noninterest expense                            $      65,539         22,420        21,072        22,047

Income from continuing operations before income taxes    $      39,927         14,346        14,150        11,431
Income taxes from continuing operations                  $      14,095          5,042         5,073         3,980
                                                           ------------   ------------  ------------   -----------
    Income from continuing operations                    $      25,832          9,304         9,077         7,451
Income from discontinued operations, net of tax (4)      $         186              -            23           163
                                                           ------------   ------------  ------------   -----------
    Net income                                           $      26,018          9,304         9,100         7,614
                                                           ------------   ------------  ------------   -----------

---------------------------------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
---------------------------------------------------------------------------------------------------------------------
Net income per share (3):
   Basic                                                 $        0.39           0.14          0.14          0.12
   Diluted                                               $        0.38           0.14          0.13          0.11
Cash dividends (3)                                       $        0.16           0.06          0.05          0.05
Dividend payout ratio                                           41.03%         42.86%        35.71%        41.67%
Dividend yield (annualized)                                      1.42%          1.58%         1.44%         1.73%
Book value (3)                                           $       10.89          10.89         10.85         10.77
Tangible book value (1) (3)                              $        9.16           9.16          9.22          9.15
Market price (NASDAQ: FNFG) (3):
   High                                                  $       16.55          16.55         14.20         11.92
   Low                                                   $       10.11          13.70         11.40         10.11
   Close                                                 $       15.09          15.09         13.92         11.75

---------------------------------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
(Annualized)
---------------------------------------------------------------------------------------------------------------------
Net income:
   Return on average assets                                      0.99%          1.04%         1.02%         0.89%
   Return on average equity                                      5.08%          5.13%         5.09%         5.00%
   Return on average tangible equity (1)                         6.02%          6.08%         5.99%         5.98%
Yield on interest-earning assets                                 5.28%          5.18%         5.20%         5.46%
Rate on interest-bearing liabilities                             2.44%          2.25%         2.39%         2.68%
                                                           ------------   ------------  ------------   -----------
Net interest rate spread                                         2.84%          2.93%         2.81%         2.78%
Net interest margin                                              3.27%          3.36%         3.25%         3.21%
As a percentage of average assets:
   Noninterest income                                            1.22%          1.27%         1.21%         1.18%
   Noninterest expense                                           2.48%          2.51%         2.36%         2.58%
                                                           ------------   ------------  ------------   -----------
   Net overhead                                                  1.26%          1.24%         1.15%         1.40%
Efficiency ratio                                                58.84%         58.20%        56.30%        62.22%

                                                                          2002
                                                         ------------------------------------
                                                         Year-to-Date    Fourth       Third
                                                         December 31,   Quarter      Quarter
                                                         -----------   -----------   --------
---------------------------------------------------------------------------------------------
SELECTED OPERATIONS DATA
(Amounts in thousands)
---------------------------------------------------------------------------------------------
Interest income                                             167,637        40,654     41,914
Interest expense                                             76,107        17,103     18,857
                                                         -----------   -----------   --------
Net interest income                                          91,530        23,551     23,057
Provision for credit losses                                   6,824         1,835      1,729
                                                         -----------   -----------   --------
Net interest income after provision for credit losses        84,706        21,716     21,328

Noninterest income:
   Bank service charges and fees                             14,226         3,748      3,662
   Lending and leasing income                                 5,523         1,771      1,521
   Insurance services and fees                               12,610         2,846      3,063
   Bank-owned life insurance earnings                         2,706           689        680
   Annuity and mutual fund commissions                        2,585           660        679
   Investment advisory and fiduciary services                 1,112           232        244
   Loss from investment securities available for sale        (1,044)         (801)      (311)
   Gain on sale of banking center                             2,429         2,429          -
   Other                                                      1,640           391        435
                                                         -----------   -----------   --------
    Total noninterest income                                 41,787        11,965      9,973

Noninterest expense:
   Salaries and benefits                                     45,180        11,595     11,663
   Occupancy and equipment                                    7,526         1,845      1,880
   Technology and communications                              8,599         2,375      2,085
   Marketing and advertising                                  2,612           768        686
   Amortization of other intangibles                            677           175        178
   Other                                                     12,737         3,855      2,984
                                                         -----------   -----------   --------
    Total noninterest expense                                77,331        20,613     19,476

Income from continuing operations before income taxes        49,162        13,068     11,825
Income taxes from continuing operations                      18,752         4,735      4,018
                                                         -----------   -----------   --------
    Income from continuing operations                        30,410         8,333      7,807
Income from discontinued operations, net of tax (4)             385            69        129
                                                         -----------   -----------   --------
    Net income                                               30,795         8,402      7,936
                                                         -----------   -----------   --------

---------------------------------------------------------------------------------------------
STOCK AND RELATED PER SHARE DATA
---------------------------------------------------------------------------------------------
Net income per share (3):
   Basic                                                       0.48          0.13       0.12
   Diluted                                                     0.47          0.13       0.12
Cash dividends (3)                                             0.17          0.05       0.04
Dividend payout ratio                                        35.42%        38.46%     33.33%
Dividend yield (annualized)                                   1.68%         1.96%      1.30%
Book value (3)                                                 4.39          4.39       4.32
Tangible book value (1) (3)                                    3.14          3.14       3.07
Market price (NASDAQ: FNFG) (3):
   High                                                       12.41         12.39      12.41
   Low                                                         6.07         10.03      10.31
   Close                                                      10.10         10.10      12.21

---------------------------------------------------------------------------------------------
PERFORMANCE RATIOS
(Annualized)
---------------------------------------------------------------------------------------------
Net income:
   Return on average assets                                   1.08%         1.16%      1.09%
   Return on average equity                                  11.22%        11.78%     11.32%
   Return on average tangible equity (1)                     15.90%        16.47%     15.96%
Yield on interest-earning assets                              6.45%         6.20%      6.33%
Rate on interest-bearing liabilities                          3.15%         2.81%      3.06%
                                                         -----------   -----------   --------
Net interest rate spread                                      3.30%         3.39%      3.27%
Net interest margin                                           3.52%         3.60%      3.50%
As a percentage of average assets:
   Noninterest income                                         1.46%         1.65%      1.37%
   Noninterest expense                                        2.71%         2.85%      2.67%
                                                         -----------   -----------   --------
   Net overhead                                               1.25%         1.20%      1.30%
Efficiency ratio                                             58.01%        58.04%     58.96%

First Niagara Financial Group, Inc.
Summary of Quarterly Financial Data (Cont'd)

                                                                             2003
                                                   ---------------------------------------------------------
                                                      As of         Third          Second          First
                                                   September 30,   Quarter        Quarter         Quarter
                                                   ------------- -------------  -------------  -------------
--------------------------------------------------------------------------------------------------------------
CAPITAL RATIOS (5)
--------------------------------------------------------------------------------------------------------------
Tier 1 risk based capital                                18.59%        18.59%         18.70%         18.64%
Total risk based capital                                 19.70%        19.70%         19.80%         19.70%
Tier 1 (core) capital                                    12.48%        12.48%         12.40%         12.21%
Tangible capital                                         12.42%        12.42%         12.34%         12.15%
Equity to assets                                         20.46%        20.46%         20.17%         19.75%

--------------------------------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
--------------------------------------------------------------------------------------------------------------
Non-performing loans:
   One-to four-family                            $        3,605         3,605          3,395          3,723
   Home equity                                   $          310           310            467            474
   Commercial real-estate and multi-family       $        2,889         2,889          1,614          1,537
   Consumer                                      $          679           679          1,040            630
   Commercial business                           $        4,204         4,204          3,537          3,572
                                                   ------------- -------------  -------------  -------------
    Total non-performing loans                   $       11,687        11,687         10,053          9,936

Other non-performing assets                      $        1,196         1,196          1,375          1,646
                                                   ------------- -------------  -------------  -------------
Total non-performing assets                      $       12,883        12,883         11,428         11,582

Allowance for credit losses                      $       25,219        25,219         24,781         23,913
Net loan charge-offs                             $        3,577         1,319          1,340            918
Provision for credit losses as a
   percentage of net loan charge-offs                   165.56%       133.21%        164.78%        213.18%
Total non-performing assets as a
   percentage of total assets                             0.36%         0.36%          0.32%          0.32%
Total non-performing loans to total loans                 0.51%         0.51%          0.44%          0.45%
Net charge-offs to average loans (annualized)             0.21%         0.23%          0.24%          0.17%
Allowance for credit losses to total loans                1.09%         1.09%          1.08%          1.07%
Allowance for credit losses
   to non-performing loans                              215.79%       215.79%        246.50%        240.67%
--------------------------------------------------------------------------------------------------------------
Personnel FTE                                               915           915            891            897
Number of banking centers                                    46            46             46             45

                                                                  2002
                                                 --------------------------------------
                                                    As of         Fourth       Third
                                                 December 31,    Quarter      Quarter
                                                 ------------  -------------  ---------
---------------------------------------------------------------------------------------
CAPITAL RATIOS (5)
---------------------------------------------------------------------------------------
Tier 1 risk based capital                             10.27%         10.27%     10.69%
Total risk based capital                              11.34%         11.34%     11.81%
Tier 1 (core) capital                                  6.54%          6.54%      6.90%
Tangible capital                                       6.54%          6.54%        N/A
Equity to assets                                       9.67%          9.67%      9.68%

---------------------------------------------------------------------------------------
ASSET QUALITY DATA
(Amounts in thousands)
---------------------------------------------------------------------------------------
Non-performing loans:
   One-to four-family                                  4,071          4,071      4,656
   Home equity                                           332            332        396
   Commercial real-estate and multi-family             1,225          1,225      2,187
   Consumer                                              652            652        690
   Commercial business                                 1,198          1,198      2,992
                                                 ------------  -------------  ---------
    Total non-performing loans                         7,478          7,478     10,921

Other non-performing assets                            1,423          1,423        151
                                                 ------------  -------------  ---------
Total non-performing assets                            8,901          8,901     11,072

Allowance for credit losses                           20,873         20,873     20,299
Net loan charge-offs                                   4,678          1,261      1,124
Provision for credit losses as a
   percentage of net loan charge-offs                145.87%        145.52%    153.83%
Total non-performing assets as a
   percentage of total assets                          0.30%          0.30%      0.38%
Total non-performing loans to total loans              0.37%          0.37%      0.56%
Net charge-offs to average loans (annualized)          0.24%          0.25%      0.23%
Allowance for credit losses to total loans             1.05%          1.05%      1.04%
Allowance for credit losses
   to non-performing loans                           279.13%        279.13%    185.87%
---------------------------------------------------------------------------------------
Personnel FTE                                            945            945        937
Number of banking centers                                 38             38         39

----------
(1)   Excludes the balances related to goodwill and other intangibles.
(2)   Net of deferred costs and unearned discounts.
(3) All per share data and references to the number of shares outstanding for purposes of calculating per share amounts are restated to give retroactive recognition to the 2.58681 exchange ratio applied in the January 17, 2003 conversion.
(4) Effective February 19, 2003, First Niagara Bank sold NOVA Healthcare Administrators, Inc. its wholly- owned third-party benefit plan administrator subsidiary as it was not considered one of the Company's strategic core businesses. In accordance with SFAS No. 144, "Accounting for the impairment or disposal of long-lived assets," for current and prior periods presented the Company has reported the results of operations from NOVA as "Discontinued Operations," including the net of tax gain on sale realized of $230 thousand.
(5) Effective November 8, 2002, First Niagara Bank converted to a federal charter subject to Office of Thrift Supervision ("OTS") capital requirements. These capital requirements apply only to First Niagara Bank and do not consider additional capital retained by the Holding Company. Prior to converting to federal charters, the Holding Company and First Niagara Bank were required to maintain minimum capital ratios calculated in a similar manner to, but not entirely the same as, the framework of the OTS. Amounts prior to the fourth quarter of 2002 have not been recomputed to reflect OTS requirements.